SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 16th, 2005.

TELESIS TECHNOLOGY CORPORATION.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-51008                                      04-3684840

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(Commission File Number)              (IRS Employer Identification No.)

1611 12th Street East, Unit A

Palmetto, Florida 34221

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(Address of Principal Executive Offices) (Zip Code)

(941)795-7441

(Registrant's Telephone Number, Including Area Code)

N/A

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(Former Name or Former Address, if Changed

Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications

Item 8.01 Other Events.

Press Release Filed as Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description.

99

Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESIS TECHNOLOGY CORPORATION.

By: /s/ Hasit Vibhakar

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        HASIT VIBHAKAR, Chairman, CEO & President

Date: February 16th, 2005

By: /s/ Erwin Goodwin

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        ERWIN GOODWIN, Chief Financial Officer (CFO)

Date: February 16th, 2005

Telesis Technology Corporation Announces Planned Intentions of Growth by Acquisitions for FY-2005.

Palmetto, Florida – February 16th, 2005 – Telesis Technology Corporation (OTC: TLST) today announced that it is in the process of identifying strategic acquisition candidates and plans to grow its operations through a series of planned strategic acquisitions that complement the core business products and services. The company has initiated an aggressive growth plan for 2005.

Mr. Hasit Vibhakar, Chairman, CEO & President of Telesis commented "Our phenomenal internal and organic growth continues to provide us more flexibility to pursue the growth agenda we've outlined.  Our goals are to build business organically through our existing units, as well as through continued target acquisitions of companies that complement our products and services”.

Telesis Technology Corporation anticipates releasing earnings for the fourth quarter and fiscal year of 2004 prior to the end of Feb 2005.  Exact dates to this announcement will be published shortly.

About Telesis Technology Corporation

Telesis Technology Corporation designs, develops, tests, manufactures and markets a diverse range of Aerospace & Defense products.  Our products are in worldwide use, supporting communication systems, networks, test systems and applications for the Aerospace & Defense sectors.  Telesis Technology Corporation has several operating divisions with locations in Palmetto, Florida, Superior, Nebraska and Singapore.  Company information can be obtained at http://www.telesistechnology.com

Forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act Reform Act of 1995. In this press release, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including without limitation, the Company's ability to obtain additional financing to implement its business strategy, the delay or failure to properly manage growth and successfully integrate acquired companies and operations, lack of geographic diversification, imposition of new regulatory requirements affecting its business, a downturn in the general economic conditions, and other risks detailed from time to time in the Company's periodic reports filed with the SEC.

Contact:

Investor Relations

Hasit Vibhakar

Telesis Technology Corporation

941-795-7441 ext: 228

ir@telesistechnology.com